608, 1199 West Pender Street
Vancouver, BC V6E 2R1
Tel: (604) 687-0300  Fax: (604) 687-0151
www.passportpotash.com

PASSPORT POTASH INC.
(TSX.V-PPI)

Passport Potash Announces Closing
of Convertible Debenture Financing

VANCOUVER, BRITISH COLUMBIA--(TNW-ACCESSWIRE - June 9, 2014) - Passport Potash Inc. ("Passport" or the "Company") (TSX.V: PPI)(OTCQX: PPRTF) is pleased to announce that it has now closed its previously announced non-brokered private placement offering (the "Offering") of 9.5% convertible debentures of the Company for gross proceeds of US$500,000.

On May 29, 2014, the Company issued a US$500,000 (the "Principal Amount") convertible debenture (the "Debenture") which will mature on May 29, 2018 (the "Maturity Date") and will accrue interest at a rate of 9.5% per annum payable annually as to 50% in cash and 50% in common shares of the Company (each, a "Common Share"), subject to the right of the holder to elect to have an interest payment satisfied entirely in Common Shares. The issuance price of Common Shares to pay accrued interest will be determined by the Market Price of the Common Shares, as defined by the policies of the TSX Venture Exchange (the "Exchange"). The Principal Amount of the Debenture is convertible at any time prior to the Maturity Date, in whole or in part, at the option of the holder into either: (a) units of the Company (the "Units") at a conversion price of US$0.12 per Unit, with each Unit being comprised of one Common Shares and one common share purchase warrant of the Company (a "Warrant"), with each Warrant exercisable into one Common Share (each, a "Warrant Share") at a price of US$0.12 per Warrant Share until May 29, 2018, or (b) into 10% of the shares the Company holds in PPI East Block Holding Corp., or pro rata portion thereof for any partial conversion.

Notwithstanding the foregoing, the Debenture shall not be convertible if, after giving effect to such conversion, the holder, together with any person or company acting jointly or in concert with such holder, would in the aggregate beneficially own, or exercise control or direction over that number of voting securities of the Company which is 20% or greater of the total issued and outstanding voting securities of the Company, immediately after giving effect to such conversion.

The securities (the Debenture, Common Shares, Warrants and Warrant Shares) issued or issuable pursuant to this Offering are subject to a Canadian four month and a day hold period which will expire on September 30, 2014. In addition, such securities are "restricted securities" as defined under Rule 144(a)(3) of the United States Securities Act of 1933, as amended (the "U.S. Securities Act"), and contain the appropriate restrictive legends as required under the U.S. Securities Act, National Instrument 45-102 and as required by the Exchange.

The proceeds from this Offering will be used to develop Passport's holdings on the east side of the Holbrook Basin.

The Debenture and the Common Shares, Warrants and Warrant Shares issuable pursuant to the Debenture have not been and will not be registered under the U.S. Securities Act and may not be offered or sold in the United States absent registration or applicable exemption from the registration requirements. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any public offering of such securities to be made in the United States must be made by means of a prospectus containing detailed information about the Company and management, as well as financial statements.

About the Holbrook Potash Project

Passport Potash Inc. is a publicly traded corporation engaged in the exploration and development of advanced potash properties with its major focus on a previously explored potash property in Arizona. Passport has acquired a strategic position in the Holbrook Basin with land holdings encompassing over 127,000 acres.  Passport has also entered into a joint exploration agreement with the Hopi Indian Tribe to work toward developing about 13,000 acres of contiguous privately held Hopi land.

On behalf of the Board of Directors

PASSPORT POTASH INC.

Joshua Bleak, President

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contact:
United States
Passport Potash Inc.
Ken Bond
480-288-6530, ext. 411
hkbond@passportpotash.com

Canada
Passport Potash Inc.
Clive Mostert
780-920-5044
cmostert@passportpotash.com

www.passportpotash.com

Safe Harbor Statement

THIS NEWS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS". STATEMENTS IN THIS NEWS RELEASE THAT ARE NOT PURELY HISTORICAL ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS "ESTIMATE," "ANTICIPATE," "BELIEVE," "PLAN" OR "EXPECT" OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH MINERAL EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY'S MOST RECENT ANNUAL AND QUARTERLY REPORTS ON FORM 10-K OR FORM 10-Q AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY'S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY'S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE, THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY'S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. NONE OF FINRA, THE SEC NOR THE BRITISH COLUMBIA SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.